UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2006

ARGENT SECURITIES INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of June 1, 2006, providing for the issuance of
Asset-Backed Pass-Through Certificates, Series 2006-M1)

Argent Securities Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-131895-03	77-0599834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Town & Country Road, Suite 1100 Orange, California		92868
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (714) 564-0660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 - Completion of Acquisition or Disposition of Assets

On June 28, 2006, a single series of certificates, entitled Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-M1 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of June 1, 2006 (the “Agreement”), among Argent Securities Inc. as depositor (the “Depositor”), Ameriquest Mortgage Company as master servicer (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”).

Upon the closing of the issuance of the Certificates, (i) Argent Securities Inc. purchased from Ameriquest Mortgage Company certain Initial Mortgage Loans with an aggregate principal balance equal to $2,461,758,045.01 and transferred such mortgage loans to the Trustee, and (ii) the Trustee deposited funds in the Pre-Funding Accounts, which were established pursuant to the Agreement, in an amount equal to $538,243,042.00.

On June 29, 2006, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $538,240,881.65 with funds on deposit in the pre-funding accounts (the “Pre-Funding Accounts”) established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 29, 2006, between the Depositor and the Trustee (the “Instrument”). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Section 8 - Other Events

Item 8.01 Other Events.

Description of the Certificates and the Mortgage Pool

The Certificates designated as the Series 2006-M1 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first and second lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $2,999,998,926.66 and (ii) the Pre-Funding Accounts, which contained $2,160.35.

The tables attached as an exhibit hereto describe certain characteristics of the Initial Mortgage Loans as of June 1, 2006 and the Subsequent Mortgage Loans as of June 1, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

1.	Not applicable

2.	Not applicable

3.	Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No	Description
1	99	Subsequent Transfer Instrument, dated as of June 29, 2006, between Argent Securities Inc. as seller and Deutsche Bank National Trust Company as trustee.

2	99
Characteristics of the Initial Mortgage Loans as of June 1, 2006 and the Subsequent Mortgage Loans as of June 1, 2006, relating to Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-M1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 7, 2006

ARGENT SECURITIES INC.

By:	/s/ John P. Grazer
Name:	John P. Grazer
Title:	CFO

Index to Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description	Sequentially Numbered Page
1	99	Subsequent Transfer Instrument

2	99
Characteristics of the Initial Mortgage Loans as of June 1, 2006 and the Subsequent Mortgage Loans as of June 1, 2006, relating to Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-M1